Mortgage Note Payable	12 Months Ended
Dec. 31, 2013
Notes Payable [Abstract]
Mortgage Notes Payable
Mortgage Notes Payable
The Company's mortgage notes payable consist of the following as of December 31, 2013 and 2012 (dollar amounts in thousands):

	Encumbered Properties	Outstanding Loan Amount	Weighted-Average Effective Interest Rate (1)	Weighted-Average Maturity (2)
December 31, 2013	177	$1,258,661	3.42%	3.41
December 31, 2012	164	$265,118	4.28%	5.51
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(1)
Mortgage notes payable have fixed rates or are fixed by way of interest rate swap arrangements. Effective interest rates range from 1.83% to 6.28% at December 31, 2013 and 3.32% to 6.13% at December 31, 2012.

(2)	Weighted-average remaining years until maturity as of December 31, 2013 and 2012, respectively.
In conjunction with the CapLease Merger, aggregate net premiums totaling $45.2 million were recorded upon assumption of the mortgages for above-market interest rates. Amortization of these net premiums is recorded as a reduction to interest expense over the remaining term of the respective mortgages using a method that approximates the effective-interest method. As of December 31, 2013, there was $42.5 million in unamortized net premiums included in mortgage notes payable, net on the consolidated balance sheets.
The following table summarizes the scheduled aggregate principal repayments subsequent to December 31, 2013 (amounts in thousands):

Principal Repayment
2014	$86,933
2015	381,574
2016	295,627
2017	257,658
2018	36,210
Thereafter	200,659
$1,258,661

The Company's mortgage loan agreements generally require restrictions on corporate guarantees and the maintenance of financial covenants including maintenance of certain financial ratios (such as specified debt to equity and debt service coverage ratios). As of December 31, 2013, the Company was in compliance with the debt covenants under the mortgage loan agreements.